UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): January 6, 2026

Six Flags Entertainment Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-42157	93-4097909
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8701 Red Oak Blvd.

Charlotte, North Carolina 28217

(Address of Principal Executive Offices, including Zip Code)

(704) 414-4700

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FUN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

Senior Notes Offering

On January 6, 2026, Six Flags Entertainment Corporation (the “Company,” “we,” “us” or “Six Flags”) issued a press release announcing that it has commenced an offering (the “Offering”) of $1,000,000,000 aggregate principal amount of senior notes due 2032 (the “Notes”) in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”).

The proceeds from the Offering, together with cash on hand, will be used to fund the full redemption of the Company’s 5.375% Senior Notes due April 15, 2027 and 5.500% Senior Notes due April 15, 2027 (collectively, the “2027 Notes”) and to pay accrued and unpaid interest on the 2027 Notes, if any, to, but not including, the redemption date, and to pay fees and expenses in connection with the Offering and the redemption of the 2027 Notes. Concurrently with the commencement of the Offering, the Company issued notices of conditional full redemption (the “Notices”) to holders of the 2027 Notes to redeem the 2027 Notes in full (the “Redemptions”). The Redemptions are each conditioned upon the consummation of the Offering which shall result in aggregate gross proceeds to the Company of at least $1,000,000,000. There can be no assurances as to when and if the Offering will be completed or when and if such conditions will be satisfied and the Company may waive the conditions at its discretion.

This Current Report on Form 8-K does not constitute an offer to sell, or the solicitation of an offer to buy, the Notes, the related guarantees or any other security, and shall not constitute an offer, solicitation or sale of any securities in any state or jurisdiction in which, or to any persons to whom, such offering, solicitation or sale would be unlawful. Any offer, or solicitation to buy, if at all, will be made only by means of a confidential offering memorandum. In addition, this Current Report on Form 8-K does not constitute a notice of redemption of the 2027 Notes. Information concerning the terms and conditions of the Redemptions is described in the Notices distributed to holders of the 2027 Notes by the respective trustees under the indentures governing the 2027 Notes.

A copy of the press release announcing the Offering and the Redemptions is furnished as Exhibit 99.1 hereto. The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

Pro Forma Financial Information

On July 1, 2024, legacy Six Flags Entertainment Corporation (“Former Six Flags”) and Cedar Fair, L.P. (“Cedar Fair”) closed the merger transactions contemplated by that certain Merger Agreement dated November 2, 2023 (the “Mergers”) to form the current Six Flags Entertainment Corporation. In connection with the Offering, the unaudited pro forma condensed combined statement of operations reflecting the Mergers and related transactions for the year ended December 31, 2024 and the notes relating thereto (the “Pro Forma Financial Information”) is attached hereto as Exhibit 99.2.

The Pro Forma Financial Information included in this Current Report on Form 8-K has been presented for informational purposes only and does not purport to represent the actual results that Former Six Flags and Cedar Fair would have achieved had the companies been combined during the periods presented and is not intended to project any future results of operations for the combined company.

Item 9.01	Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The Pro Forma Financial Information is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein.

(d) Exhibits

Exhibit No.	Document Description

99.1	Press release dated January 6, 2026.

99.2	Unaudited pro forma condensed combined statement of operations of Six Flags Entertainment Corporation for the year ended December 31, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Cautionary Statement as to Forward-Looking Statements

Some of the statements contained in this Current Report on Form 8-K that are not historical in nature are forward-looking statements within the meaning of the federal securities laws, including Section 27A of the Securities Act and Section 21E of the Exchange Act, including statements as to our expectations, beliefs, goals and strategies regarding the future. Words such as “anticipate,” “believe,” “create,” “expect,” “future,” “guidance,” “intend,” “plan,” “potential,” “seek,” “synergies,” “target,” “objective,” “will,” “would,” similar expressions, and variations or negatives of these words identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. These forward-looking statements, including statements we make regarding the terms of the Offering, the use of proceeds therefrom and the satisfaction of any conditions relating to the Redemptions, may involve current plans, estimates, expectations and ambitions that are subject to risks, uncertainties and assumptions that are difficult to predict, may be beyond our control and could cause actual results to differ materially from those described in such statements. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct or that our growth and operational strategies will achieve the target results. Important risks and uncertainties that may cause such a difference and could adversely affect attendance at our parks, future financial performance and/or our growth strategies, and could cause actual results to differ materially from expectations or otherwise to fluctuate or decrease, include, but are not limited to: failure to realize the anticipated benefits of the Mergers, including difficulty in integrating the businesses of Former Six Flags and Cedar Fair; failure to realize the expected amount and timing of cost savings and operating synergies related to the Mergers; general economic, political and market conditions; the impacts of pandemics or other public health crises, including the effects of government responses on people and economies; adverse weather conditions; competition for consumer leisure time and spending or other changes in consumer behavior or sentiment for discretionary spending; unanticipated construction delays or increases in construction or supply costs; changes in capital investment plans and projects; anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the our operations; legislative, regulatory and economic developments and changes in laws, regulations, and policies affecting us; acts of terrorism or outbreak of war, hostilities, civil unrest, and other political or security disturbances; and other factors or uncertainties described in Item 1A. of the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on March 3, 2025 and the other filings made from time to time with the SEC.

We caution you that the important factors described in our Annual Report on Form 10-K and the other filings made from time to time with the SEC may not contain all of the material factors that are important to you. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements included and incorporated by reference in this Current Report may not in fact occur. The information and statements included in this Current Report speak only as of the date of this Current Report, and we undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIX FLAGS ENTERTAINMENT CORPORATION

By:	/s/ Brian C. Witherow
Name:	Brian C. Witherow
Title:	Chief Financial Officer

Date: January 6, 2026

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